Supplement dated January 2, 2026
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI) of the following fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust II
Columbia Integrated Large Cap Value Fund	1/1/2026
At a meeting held on September 5, 2025, the Boards of Trustees of Columbia Funds Series Trust II and Columbia ETF Trust I (the Board) approved an Agreement and Plan of Reorganization pursuant to which Columbia Integrated Large Cap Value Fund (the Target Fund) will transfer all of its assets and liabilities to Columbia Research Enhanced Value ETF (the Acquiring Fund) in exchange for shares of the Acquiring Fund (the Reorganization).
The Reorganization does not require shareholder approval, and shareholders will not be asked to vote on the Reorganization. Target Fund shareholders of record as of October 2, 2025 were sent a combined Information Statement/Prospectus (the Combined Information Statement/Prospectus) containing further information regarding the Reorganization and the Acquiring Fund. The Reorganization is expected to close on or about March 16, 2026 (the Reorganization Date). Shareholders will receive exchange-traded fund (ETF) shares of the Acquiring Fund equal in value to their investment in the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional shares of the Acquiring Fund). As discussed further below, some shareholders may need to take additional action in order to buy and sell ETF shares of the Acquiring Fund (Acquisition Shares) received in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional Acquisition Shares (because the Acquiring Fund does not issue fractional shares) will be taxable for shareholders who hold fractional shares in a taxable account.
You may purchase Target Fund shares until March 10, 2026. The Target Fund will accept requests for redemptions or exchanges only if received in proper form before the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) on March 12, 2026. Any shares not redeemed or exchanged before such time will be exchanged for Acquisition Shares on the Reorganization Date; and, after such time, Target Fund shareholders wishing to sell their Acquisition Shares must do so on an exchange using their brokerage account. In connection with the Reorganization, beginning on February 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Class A shares of the Target Fund.
Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment adviser to each of the Target Fund and Acquiring Fund. During the period leading up to the Reorganization, the Investment Manager will seek to align the portfolio of the Target Fund with that of the Acquiring Fund. During this time, the Target Fund may not be pursuing its investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time. In addition to the transaction costs associated with this repositioning of the Target Fund's portfolio in connection with the Reorganization, such sell transactions could result in increased taxable distributions to Target Fund shareholders holding shares in a taxable account.
Importantly, in order to buy and sell Acquisition Shares received as a result of the Reorganization, Target Fund shareholders must hold their Target Fund shares through a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their Target Fund shares through a brokerage account that can hold shares of an ETF, the Acquisition Shares received in the Reorganization will be held by a stock transfer agent for up to one year for the benefit of such shareholders until a brokerage account is identified into which the Acquisition Shares can be transferred. If Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within one year of the closing date of the Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the shareholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.
If you hold your Target Fund shares through a fund direct individual retirement account (IRA), including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, and do not take action prior to the Reorganization, UMB Bank will redeem your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.
No further action is required for Target Fund shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of an ETF.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Target Fund will reorganize into the Acquiring Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to the Reorganization Date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and Target Fund carefully before investing. To obtain the Acquiring Fund's current prospectus, shareholder reports and other regulatory filings, or to receive a free copy of the Combined Information Statement/Prospectus, contact your financial intermediary or visit columbiathreadneedleus.com. The Combined Information Statement/Prospectus contains important information about the Target Fund and Acquiring Fund’s
SUP317_08_003_(01/26)

investment objective, strategies, risks, fees, expenses, and the Board’s considerations in approving the Reorganization. The Combined Information Statement/Prospectus also is available for free on the Securities and Exchange Commission’s website (www.sec.gov).
Shareholders should retain this Supplement for future reference.

SUP317_08_003_(01/26)